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                                                                    EXHIBIT 23.1


                           PRICEWATERHOUSECOOPERS LLP

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-134811) of IMAX Corporation of our report dated February 28, 2006 relating to the financial statements and financial statement schedules of the IMAX Corporation 401(k) Retirement Plan, which appears in this Form 11-K.



                                         /s/ PricewaterhouseCoopers LLP

Buffalo, New York
June 7, 2006


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